Aston Funds
Aston/ClariVest Mid Cap Growth Fund
Class N Shares
Supplement dated December 31, 2008
to the Class N Prospectus dated November 1, 2007
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the prospectus and should be retained and read in conjunction with the prospectus.
The Board of Trustees of Aston Funds has determined that the termination and liquidation of Aston/ClariVest Mid Cap Growth Fund (the “Fund”) is in the best interests of the Fund. Effective immediately, the Fund is closed to new or additional investments, provided that the Fund may in its discretion permit investments by 401(k) plans and other similar accounts that require additional time to change investment options. The estimated liquidation date of the Fund is on or about January 31, 2009.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.
For more information, please call Aston Funds: 800 992-8151
or visit our Web site at www.astonfunds.com
AST SUP CLVST 1208